UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (date of earliest event reported): May 20, 2014

                        BLUE LINE PROTECTION GROUP, INC.
                        --------------------------------
             (Exact name of Registrant as specified in its charter)



     Nevada                           000-52942                  20-5543728
---------------------------      ---------------------     --------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                           Identification No.)

                              1350 Independence St.
                                Denver, CO 80215
                      ------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:(800) 844-5576

                       -----------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

      On May 20, 2014:

     o the Company's name change from The Engraving Masters, Inc. to Blue Line Protection Group, Inc., and

     o    a 14-for-1 forward stock split,

      became effective on the OTC Bulletin Board.

      Between May 20 and June 18, 2014 the Company's trading symbol will be EGRVD to reflect the stock dividend.

      The Company's trading symbol will change from EGRV to BLPG on June 18, 2014.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 21, 2014

                                 BLUE LINE PROTECTION GROUP, INC.



                                 By:   /s/ Sean Campbell
                                      ----------------------------------------
                                     Sean Campbell, Chief Executive Officer